EXHIBIT 10.10(a)

                           ZIN-PLAS
  P.O. BOX Q     GRAND RAPIDS, MICHIGAN 49501    616/784-6100
       A Subsidiary of Park Electrochemical Corporation


                                             Gerald W. McGrath
                                                     President


October 17, 1996




Mr. Philip L. Johnson
Phil Johnson Sales and Associates
30 North Park Street NW
P.O. Box 216
Comstock Park, Michigan  49321-0216

Dear Phil:

This letter serves as an amendment to our original lease of October 1, 1991. Zin-Plas Corporation, is granted a one year extension commencing on January 1, 1997. The rate shall bear a 7% increase and reflect a monthly rental rate of $6635.00 per month.

All other terms and conditions of that lease shall remain in place.




Gerald W. McGrath                  Witness
Zin-Plas Corporation



                                   Witness






Philip L. Johnson                  Witness
DBA Johnson Development



                                   Witness



[Exh1010a]